                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 A.M., NEW YORK
CITY TIME, ON             , 2001 (AS SUCH DATE AND TIME MAY BE EXTENDED BY
PRIMEDIA IN ITS SOLE DISCRETION, THE "EXPIRATION DATE").

                                 PRIMEDIA INC.
                                  COMMON STOCK
                PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

    IF YOU DESIRE TO ACCEPT THE EXCHANGE OFFER, THIS LETTER OF TRANSMITTAL SHOULD BE COMPLETED, SIGNED, AND SUBMITTED TO THE BANK OF NEW YORK, EXCHANGE
AGENT:

                     BY MAIL:                                 BY HAND OR OVERNIGHT COURIER:
           Tender & Exchange Department                        Tender & Exchange Department
                  P.O. Box 11248                                    101 Barclay Street
              Church Street Station                             Receive and Deliver Window
             New York, NY 10286-1248                                New York, NY 10286

    Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of instructions via a facsimile number will not constitute a valid delivery.

    The undersigned hereby acknowledges receipt of the Prospectus dated
  , 2001 (the "PROSPECTUS") of PRIMEDIA Inc., a Delaware corporation ("PRIMEDIA"), and this Letter of Transmittal (the "LETTER OF TRANSMITTAL"), that together constitute PRIMEDIA's offer (the "EXCHANGE OFFER") to exchange its common stock, par value $0.01 per share (the "PRIMEDIA COMMON STOCK"), for up to 3,764,000 shares of Internet Gift Registries, Inc.'s ("IGR") common stock, par value $0.001 per share (the "IGR COMMON STOCK"), and up to 556,088 shares of IGR's Series B Convertible Preferred Stock, par value $0.001 per share (the "SERIES B PREFERRED STOCK," collectively with the IGR common stock, the "OLD SHARES").

    The holders of the IGR common stock and Series B preferred stock will receive a number of shares of PRIMEDIA common stock equal to the exchange ratio. The exchange ratio is determined by dividing $0.80, in the case of the IGR common stock, and $8.00, in the case of the Series B preferred stock, by the average closing price of the PRIMEDIA common stock on the New York Stock Exchange for the thirty consecutive trading days before two trading days before the exchange offer expires.

    If the aggregate number of shares elected to be exchanged exceeds 3,764,000, in the case of the IGR common stock, or 556,088, in the case of the Series B preferred stock, the number of Old Shares holders may be permitted to exchange for PRIMEDIA common stock may be limited on a PRO-RATA basis on the terms set forth in the Prospectus under the caption "The Exchange Offer--Number of Shares of Common Stock and Series B Preferred Stock to be Exchanged; Proration." As a result of proration, holders of Old Shares may receive PRIMEDIA common stock in amounts which vary from the amounts such holder elects to receive. In lieu thereof, the Exchange Agent shall promptly send all certificates for the Old Shares not accepted due to proration to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

    THE REGISTRATION STATEMENT ON FORM S-4 (FILE NO. 333- - ) OF WHICH THE PROSPECTUS IS A PART WAS DECLARED EFFECTIVE BY THE SECURITIES AND EXCHANGE
COMMISSION ON          , 2001.

    The undersigned hereby tenders the Old Shares described in Box 1 below (the "TENDERED SHARES") pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Tendered Shares.

    Subject to, and effective upon, the acceptance for exchange of the Tendered Shares, the undersigned hereby exchanges, assigns, and transfers to, or upon the order of, PRIMEDIA, all right, title, and interest in, to, and under the Tendered Shares.

    Please issue the shares of PRIMEDIA common stock exchanged for Tendered Shares in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions" below (Box 3), please send or cause to be sent the certificate(s) for shares of PRIMEDIA common stock (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1.

    The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney in fact of the undersigned with respect to the Tendered Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to
(i) deliver the Tendered Shares to PRIMEDIA or cause ownership of the Tendered Shares to be transferred to, or upon the order of, PRIMEDIA, on the books of the registrar for the Old Shares and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, PRIMEDIA upon receipt by the Exchange Agent, as the undersigned's agent, of the shares of PRIMEDIA common stock to which the undersigned is entitled upon the acceptance by PRIMEDIA of the Tendered Shares pursuant to the Exchange Offer, and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Shares, all in accordance with the terms of the Exchange Offer.

    The undersigned understands that tenders of the Old Shares pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and PRIMEDIA upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders." All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and every obligation of the undersigned hereunder shall be binding upon the heirs, representatives, successors, and assigns of the undersigned.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign, and transfer the Tendered Shares and that PRIMEDIA will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, and adverse claims when the Tendered Shares are acquired by PRIMEDIA as contemplated herein. The undersigned will, upon request, execute and deliver any additional documents reasonably requested by PRIMEDIA as necessary or desirable to complete and give effect to the transactions contemplated hereby.

    The undersigned hereby represents and warrants that the information set forth in Box 2 is true and correct.

    By his/her/its signature below the undersigned hereby agrees that the undersigned will abide by the restrictions on transfer of the PRIMEDIA common stock received in exchange for the Old Shares on the terms set forth in the Prospectus under the caption "The Exchange Offer--Resales of the PRIMEDIA Common Stock" which provide that holders may only sell 10% of the total number of shares of PRIMEDIA common stock received in the Exchange Offer each week commencing the first week after the closing date of the Exchange Offer with all the shares of the PRIMEDIA common stock becoming freely tradeable 10 weeks after the closing date of the Exchange Offer.

            PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY
                          BEFORE COMPLETING THE BOXES


                                                BOX 1
                                  DESCRIPTION OF OLD SHARES TENDERED
                            (ATTACH ADDITIONAL SIGNED PAGES, IF NECESSARY)
   NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDERS(S)     CERTIFICATE    AGGREGATE NUMBER
   OF THE OLD SHARES, EXACTLY AS NAME(S) APPEAR(S)      NUMBER(S) OF       OF SHARES       AGGREGATE NUMBER
             ON OLD SHARE CERTIFICATE(S)                    THE           REPRESENTED         OF SHARES
              (PLEASE FILL IN, IF BLANK)                 OLD SHARES    BY CERTIFICATE(S)     TENDERED(**)
                                                        TOTAL


                                              BOX 2
                                       BENEFICIAL OWNER(S)
      STATE OF PRINCIPAL RESIDENCE OF EACH                   NUMBER OF TENDERED SHARES
      BENEFICIAL OWNER OF TENDERED SHARES               HELD FOR ACCOUNT OF BENEFICIAL OWNER


                           BOX 3
               SPECIAL DELIVERY INSTRUCTIONS
               (SEE INSTRUCTIONS 4, 5 AND 6)

TO BE COMPLETED ONLY IF THE OLD SHARES EXCHANGED FOR SHARES
OF PRIMEDIA COMMON STOCK, THE UNTENDERED OLD SHARES OR THE
SHARES SUBJECT TO PRORATION ARE TO BE SENT TO SOMEONE OTHER
THAN THE UNDERSIGNED, OR TO THE UNDERSIGNED AT AN ADDRESS
OTHER THAN THAT SHOWN ABOVE.

MAIL SHARES OF PRIMEDIA COMMON STOCK, ANY UNTENDERED OLD
SHARES OR SHARES SUBJECT TO PRORATION TO:

NAME(S):
(PLEASE PRINT)

ADDRESS:

(INCLUDE ZIP CODE)

TAX IDENTIFICATION OR SOCIAL SECURITY NO.:

------------------------

** Unless otherwise indicated in this column, the number of shares represented by all the Old Share Certificates identified in this Box 1 or delivered to the Exchange Agent herewith shall be deemed tendered. See Instruction 3.

                                               BOX 4
                           TENDERING HOLDER SIGNATURE
                           (SEE INSTRUCTIONS 1 AND 4)
                    IN ADDITION, COMPLETE SUBSTITUTE FORM W-9
X ____________________________
X ____________________________
SIGNATURE OF REGISTERED HOLDER(S)
OR AUTHORIZED SIGNATORY)
NOTE: THE ABOVE LINES MUST BE SIGNED BY THE REGISTERED HOLDER(S) OF THE OLD SHARES AS THEIR NAME(S) APPEAR(S) ON THE OLD SHARES OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) (WHICH MUST BE TRANSMITTED WITH THIS LETTER OF TRANSMITTAL). IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER, OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, SUCH PERSON MUST SET FORTH HIS OR HER FULL TITLE BELOW. SEE INSTRUCTION 5.
NAME(S):______________________
               _______________
CAPACITY:_____________________
               _______________
STREET ADDRESS:_______________
               _______________
               _______________
       (INCLUDE ZIP CODE)
AREA CODE AND TELEPHONE NUMBER:
               _______________
TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER:
______________________________

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

    1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD SHARES. The Tendered Shares, as well as a properly completed and duly executed copy of this Letter of Transmittal, a Substitute Form W-9 (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of certificates for the Old Shares and all other required documents is at the election and risk of the tendering holder and delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. Neither PRIMEDIA nor the registrar is under any obligation to notify any tendering holder of PRIMEDIA's acceptance of Tendered Shares prior to the Expiration Date.

    2. INSTRUCTIONS TO REGISTERED HOLDERS. Only a holder in whose name the Old Shares are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal.

    3. PARTIAL TENDERS. If less than the entire number of the Old Shares is tendered, the tendering holder should fill in the number of shares tendered in the column labeled "Aggregate Number of Shares Tendered" of the box entitled "Description of Old Shares Tendered" (Box 1) above. The entire number of Old Shares delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire number of Old Shares is not tendered or shares tendered are not accepted by the Exchange Agent, the Old Shares for the number of Old Shares not tendered or accepted and shares of PRIMEDIA common stock exchanged for any Old Shares tendered and accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, as soon as practicable following the Expiration Date.

    4.  SIGNATURES ON THE LETTER OF TRANSMITTAL; STOCK POWERS AND
ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Tendered Shares, the signature must correspond with the name(s) as written on the face of the Tendered Shares without alteration, enlargement, or any change whatsoever.

    If any of the Tendered Shares are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Shares are held in different names on several of the Old Shares, it will be necessary to complete, sign, and submit as many separate copies of the Letter of Transmittal documents as there are names in which Tendered Shares are held.

    If this Letter of Transmittal is signed by the registered holder(s) of Tendered Shares tendered and shares of PRIMEDIA common stock are to be issued (or any untendered or unaccepted Old Shares are to be reissued) to the registered holder(s), the registered holder(s) need not and should not endorse any Tendered Shares nor provide a separate stock power. In any other case, such registered holder(s) must either properly endorse the Old Shares tendered or transmit a properly completed separate stock power with this Letter of Transmittal.

    If this Letter of Transmittal is signed by a person other than the Registered Holder(s) of any Old Shares, the Tendered Shares must be endorsed or accompanied by appropriate stock powers, in each case, signed as the name of the registered holder(s) appears on the Old Shares.

    If this Letter of Transmittal or any of the Old Shares or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by PRIMEDIA, evidence satisfactory to PRIMEDIA of their authority to so act must be submitted with this Letter of Transmittal.

    5. SPECIAL DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the applicable box (Box 3), the name and address to which the shares of PRIMEDIA common stock and/or substitute Old Shares for shares not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal.

    6. TRANSFER TAXES. The tendering holder of the Old Shares will pay all transfer taxes, if any, applicable to the sale and transfer of the Old Shares to PRIMEDIA or its order pursuant to the Exchange Offer. In addition, if a transfer tax is imposed for any reason other than the transfer and sale of the Old Shares to PRIMEDIA or its order pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption from taxes therefrom is not submitted with this Letter of Transmittal, the amount of transfer taxes will be billed directly to such tendering holder.

    Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Shares listed in this Letter of Transmittal.

    7. SUBSTITUTE FORM W-9. Federal income tax law requires that a holder of any of the Old Shares which are accepted for exchange must provide PRIMEDIA (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number, and with certain other information, on Substitute Form W-9 (which is provided herein), and to certify that the holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute
Form W-9 may subject the holder to a $50 penalty imposed by the Internal Revenue Service (the "IRS") and 31% federal income tax backup withholding on payments made in connection with the Exchange Offer. (If withholding results in an over-payment of taxes, a refund may be obtained from the IRS.) Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, the holder must submit a Form W-8Ben, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8Ben can be obtained from PRIMEDIA. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

    To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Old Shares are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which TIN to report.

    PRIMEDIA reserves the right in its sole discretion to take whatever steps are necessary to comply with PRIMEDIA's obligation regarding backup withholding.

    8. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Tendered Shares will be determined by PRIMEDIA in its sole discretion, which determination will be final and binding. PRIMEDIA reserves the right to reject any and all of the Old Shares not validly tendered or any of the Old Shares PRIMEDIA's acceptance of which would, in the opinion of counsel for PRIMEDIA, be unlawful. PRIMEDIA also reserves the right to waive any conditions of the Exchange Offer or defects, irregularities or conditions of tender as to particular shares of the Old Shares. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by PRIMEDIA shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of the Old Shares must be cured within such time as PRIMEDIA shall determine. PRIMEDIA will use reasonable efforts to give notification of defects or irregularities with respect to tenders of the Old Shares, but shall not incur any liability for failure to give such notification.

    9. WAIVER OF CONDITIONS. PRIMEDIA reserves the absolute right to amend, waive, or modify specified conditions in the Exchange Offer in the case of any Tendered Shares.

    10. NO CONDITIONAL TENDER. No alternative, conditional, irregular, or contingent tender of the Old Shares or transmittal of this Letter of Transmittal will be accepted.

    11. MUTILATED, LOST, STOLEN, OR DESTROYED OLD SHARES. Any tendering holder whose Old Shares have been mutilated, lost, stolen, or destroyed should contact the Exchange Agent at the address indicated above for further instruction.

    12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus.

    13. ACCEPTANCE OF TENDERED SHARES AND ISSUANCE OF SHARES OF PRIMEDIA COMMON STOCK; RETURN OF THE OLD SHARES. Subject to the terms and conditions of the Exchange Offer, PRIMEDIA will accept, subject to a maximum share limitation contained herein and in the Prospectus, for exchange all validly tendered Old Shares as soon as practicable after the Expiration Date and will issue shares of PRIMEDIA common stock therefor as soon as practicable thereafter. For purposes of the Exchange Offer, PRIMEDIA shall be deemed to have accepted tendered shares of the Old Shares when, as and if PRIMEDIA has given written or oral notice thereof to the Exchange Agent. If any Tendered Shares are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Old Shares will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions."

    14. WITHDRAWAL. Tenders may be withdrawn, only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders."

                      TO BE COMPLETED BY ALL STOCKHOLDERS
                              (SEE INSTRUCTION 4)

------------------------------------------------------------------------------------------------------
                                       PAYER: BANK OF NEW YORK
------------------------------------------------------------------------------------------------------
SUBSTITUTE                                NAME:
FORM W-9
DEPARTMENT OF THE TREASURY                ADDRESS:
INTERNAL REVENUE SERVICE
PAYER'S REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER (TIN) AND
CERTIFICATION
                                          CHECK APPROPRIATE BOX:
                                          Individual             / /
                                          Corporation           / /
                                          Partnership           / /
                                          Other (specify)        / /
------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
PART I. Please provide your taxpayer identification number    SSN:
in the space at right.
                                                              or
      If awaiting TIN, write "Applied For."
                                                              EIN:
----------------------------------------------------------------------------------------------
PART II. For Payees exempt from backup withholding, see the enclosed "Guidelines for
         Certification of Taxpayer Identification Number on Substitute From W-9."
----------------------------------------------------------------------------------------------

                                            PART III.
CERTIFICATION
Unless penalties of perjury, I certify that:
(1)  the number shown on this form is my correct TIN (or I am waiting for a number to be issued to me);
(2)  I am not subject to backup withholding because: (a) I am exempt from backup withholding,
     (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3)  I am a U.S. person (including a U.S. resident alien).
    Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
Signature:             Date:
----------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN
PART I OF SUBSTITUTE FORM W-9.

            CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER
    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
(b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable cash payments made to me will be subject to a 31% backup withholding tax until I provide a properly certified taxpayer identification number.
Signature: __________________________            Date: _________________________

                         NOTE: PLEASE SUBMIT ALL PAGES